EXHIBIT 10.36
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          AMENDMENT NO. 1 TO PLEDGE AGREEMENT (the "Amendment"), dated as of
April 3, 1995, by and between AMERICONNECT, INC., a Delaware corporation ("Secured Party"), and RICHARD K. HALFORD ("Pledgor").

                           W I T N E S S E T H:

          WHEREAS, Secured Party and Pledgor are parties to that certain Pledge Agreement, dated as of November 23, 1994 (the "Original Agreement"); and

          WHEREAS, on April 3, 1995, Secured Party loaned to Pledgor $3,000, which borrowing is evidenced by a note dated April 3, 1995 (the "Third Note"); and

          WHEREAS, Secured Party requires Pledgor to extend Secured Party's existing security interest in the Collateral so as to secure Pledgor's obligations under the Third Note in addition to the First Note and the Second Note; and

          WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement; and

          WHEREAS, Secured Party and Pledgor desire to amend certain terms of the Original Agreement;

          NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree to the following amendments to the Original Agreement as follows:


                                 ARTICLE I
                                AMENDMENTS

          SECTION 1.1 The definition of the term "Notes" in the second recital of the Original Agreement is hereby amended to include the Third Note in addition to the First Note and the Second Note.

          SECTION 1.2. Except as amended by this Amendment, the Original Agreement shall remain in full force and effect.

          SECTION 1.3. On and as of the date hereof, and after giving effect to this Amendment, Pledgor represents that no default has occurred and is continuing under the Original Agreement.
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          SECTION 1.4.   This Amendment shall become effective upon the
execution hereof by Secured Party and Pledgor.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                AMERICONNECT, INC.



                                By:  /s/ Robert R. Kaemmer
                                   Name:     Robert R. Kaemmer
                                   Title:    Chief Executive Officer
                                                            "Secured Party"



                                /s/ Richard K. Halford
                                Richard K. Halford
                                                                  "Pledgor"